UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South

Hamilton, Ontario, Canada, L8P 0A6

(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 1, 2021, Fusion Pharmaceuticals Inc. (the “Company” or “Fusion”) completed its acquisition of vofotamab, an antibody targeted to FGFR3 which Fusion refers to as FPI-1966, from Rainier Therapeutics, Inc. (f/k/a BioClin Therapeutics, Inc.) (“Rainier”), who had licensed the molecule from Genentech, Inc. This transaction (the “Asset Acquisition”) was completed in accordance with the terms of an asset purchase agreement entered into by Fusion and Rainier on March 10, 2020 (as amended, the “Amended Asset Purchase Agreement”).

Pursuant to the Amended Asset Purchase Agreement and a share purchase agreement entered into by Fusion and Rainier concurrently with the original asset purchase agreement, Fusion issued to certain of Rainier’s shareholders 313,359 of the Company’s common shares at the closing of the Asset Acquisition. Fusion had previously paid $3.5 million to Rainier in February 2021 in connection with the second amendment to the Asset Purchase Agreement. In addition, upon the achievement of specified development and regulatory milestones, Fusion is obligated to make aggregate development milestone payments of up to $22.5 million and to issue 156,679 of common shares to Rainier shareholders and, upon the achievement of specified sales milestones, is obligated to make aggregate milestone payments of up to $42.0 million.

The description of the Amended Asset Purchase Agreement and the transactions contemplated thereby contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Asset Purchase Agreement, copies of which were filed with the Securities and Exchange Commission as Exhibits 10.17, 10.20 and 10.22 to the Company’s Annual Report on Form 10-K filed on March 25, 2021 (File No. 001-39344) and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: July 2, 2021	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer